EXHIBIT 10
                              CONVERSION AGREEMENT

      THIS CONVERSION AGREEMENT is made and entered into this 25th day of September, 1997 by and between Workforce Systems Corp., a Florida corporation (the "Company"), LPS Acquisition Corp., a Florida corporation ("LPS") and Eric Deckinger and Adrienne Deckinger (collectively, "Deckinger").

      WHEREAS, LPS Acquisition Corp. ("LPS ") is a wholly-owned subsidiary of the Company, the stock of which was acquired in a share exchange with unaffiliated third parties on September 22, 1997.

      WHEREAS, pursuant to its purchase of assets in August 1997, LPS assumed an obligation in the principal amount of $750,000 (the "Deckinger Payable") owed to Eric Deckinger and Adrienne Deckinger (collectively, "Deckinger").

      WHEREAS, the parties hereto are desirous of setting forth the terms and conditions under which the Deckinger Payable shall be converted into shares of the Company's capital stock.

      NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

      1.    RECITALS.  The foregoing recitals are true and correct.

      2. CONVERSION. The entire principal and any and all accrued but unpaid interest on the Deckinger Payable is hereby converted into 75,000 shares of the Company's Series F 7% Cumulative Non-Participating Preferred Stock, the designations, rights and preferences of which are attached hereto as Exhibit A and incorporated herein by such reference.

      3.    MISCELLANEOUS.

            (a) Each of the parties hereto will bear its own legal fees and other expenses in connection with the transactions contemplated by this Agreement.

            (b) If any term or provision of this Agreement or any exhibits thereto or the application thereof to any person, property or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement or the exhibits thereto or the application or such term or provision to person,








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property  or  circumstances  other  than  those as to which  it is  invalid  and unenforceable shall not be affected thereby, and each term and provision of this Agreement or the exhibits thereto shall be valid and enforced to the fullest extent permitted by law.

            (c) Any notices, requests or consents hereunder shall be deemed given, and any instruments delivered, two days after they have been mailed by first class mail, postage prepaid, or upon receipt if delivered personally or by facsimile transmission, as follows:

If to the Company
and LPS:                7777 Glades Road
                        Suite 211
                        Boca Raton, Florida 33433
                        Attention: President

With a copy to:         Atlas, Pearlman, Trop & Borkson, P.A.
                        200 East Las Olas Boulevard
                        Suite 1900
                        Fort Lauderdale, Florida  33301
                        Attention:  Charles B. Pearlman, Esq.

If to Deckinger:        7099 Valencia Drive
                        Boca Raton, Florida  33433

With a copy to:         Robert I. Claire, Esq.
                        Selman & Claire, P.A.
                        7280 W. Palmetto Park Road
                        Suite 106
                        Boca Raton, Florida  33433

except that any of the foregoing may from time to time by written notice to the other designate another address which shall thereupon become its effective address for the purposes of this paragraph.

            (d) This Agreement, including the exhibits and documents referred to herein which are a part hereof, contain the entire understanding of the parties hereto with respect to the subject matter and may be amended only by a written instrument executed by the parties hereto or their successors or assigns. Any paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.










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            (e)   This Agreement may be executed  simultaneously  in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

            (f) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors but shall not inure to the benefit of anyone other than the parties signing this Agreement and their respective successors.

            (g) This Agreement shall be governed by the laws of the State of Florida.

            (h) The parties have either (i) been represented by independent legal counsel in connection with the negotiations and execution of this Agreement, or (ii) each has had the opportunity to obtain independent legal counsel, has been advised that it is in their best interests to do so and by execution of this Agreement has waive the right.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          Workforce Systems Corp.

                                          By: /s/ Robert Hausman
                                             -------------------------
                                                Robert Hausman,
                                                President

                                          LPS Acquisition Corp.

                                          By: /s/ Robert Hausman
                                             -------------------------
                                                Robert Hausman,
                                                President

                                          /s/ Eric Deckinger
                                          ----------------------------
                                          Eric Deckinger

                                          /s/ Adrienne Deckinger
                                          ----------------------------
                                          Adrienne Deckinger










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